LOANS AND BORROWINGS	12 Months Ended
Dec. 31, 2023
LOANS AND BORROWINGS
LOANS AND BORROWINGS

26.LOANS AND BORROWINGS

	As at 31 December	As at 31 December
	2023	2022
Non-current liabilities	$’000	$’000
Issued debt - bond (a)	38,170	37,810
Galaxy loan (b)	9,230	18,475
Mortgage – Quebec facility (c)	797	2,785
Lease liability	—	531
Total	48,197	59,601
Current liabilities
Galaxy loan (b)	13,444	10,169
Mortgage- Quebec facility (c)	600	1,130
Other Loans	276	306
Lease liability	—	5
Total	14,320	11,610

(a)Unsecured Bonds:

In November 2021, the Group issued an unsecured 5-year bond with an interest rate of 8.75%. The bonds mature on 30 November 2026. The bonds may be redeemed for cash in whole or in part at any time at the Group’s option (i) on or after 30 November 2023 and prior to 30 November 2024, at a price equal to 102% of their principal amount, plus accrued and unpaid interest to, but excluding, the date of redemption, (ii) on or after 30 November 30 and prior to 30 November 2025, at a price equal to 101% of their principal amount, plus accrued and unpaid interest to, but excluding, the date of redemption, and (iii) on or after November 30, 2025 and prior to maturity, at a price equal to 100% of their principal amount, plus accrued and unpaid interest to, but excluding, the date of redemption. The Group may redeem the bonds, in whole, but not in part, at any time at its option, at a redemption price equal to 100.5% of the principal amount plus accrued and unpaid interest to, but not including, the date of redemption, upon the occurrence of certain change of control events. The bonds are listed on the Nasdaq Global Select Market under the symbol ARBKL.

(b)Galaxy and related loans

On 23 December 2021 the Group entered into a loan agreement with Galaxy Digital LP for a loan of USD$30 million. The proceeds of the loan were used, in conjunction with funds raised previously, to continue the build-out of the Texas data centre, Helios. The short-term loan was a Bitcoin collateralised loan with an interest rate of 8% per annum. This loan was repaid during 2022 as part of the Galaxy transaction.

In March 2022, the Group entered into loan agreements with NYDIG ABL LLC for loans in the amounts of USD$97 million for the purchase of mining machines and Helios infrastructure, respectively. The loan was repaid during the year as part of the Galaxy transaction.

In May 2022, the Group entered into a loan agreement with Liberty Commercial Finance for a loan of USD$1.2 million ($1.0m) to purchase equipment. The loan is repayable over a period of 36 months with an interest rate of 11.9%. In June 2022, the loan was assigned to North Mill Equipment Finance LLC (“New Mill”). The loan was repaid during the year as part of the Galaxy transaction.

In December 2022, the Group sold Galaxy Power LLC (see note 15) and entered into a loan agreement with Galaxy Digital LLC for USD$35 million. Proceeds were used to pay off the Galaxy Digital LP, New Mill and NYDIG loans and working capital. The Galaxy Digital LLC loan is payable monthly based on an amortization schedule over 32 months with an interest rate of the secured overnight financing rate by the Federal Reserve Bank of New York plus 11%. The loan is secured by the Group’s property, plant and equipment.

(c)Mortgage – Quebec Facility

The mortgage is secured against the property at Baie-Comeau and is repayable over 36 months at an interest rate of Lender Prime + 0.5%. (7.7% as of 31 December 2023).